EXHIBIT 23

                       CONSENT OF INDEPENDENT AUDITORS

   We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 33-38230) of Homeplex Mortgage Investments Corporation of our report dated February 13, 1996, with respect to the consolidated financial statements of Homeplex Mortgage Investments Corporation included in this Annual Report (Form 10-K) for the year ended December 31, 1995.

                                              ERNST & YOUNG LLP


Phoenix, Arizona
March 25, 1996